Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PetroHunter Energy Corporation (the “Company”) on Form 10-K for the year ending September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin B. Oring, President and Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 13, 2010	/s/ Martin B. Oring
Martin B. Oring, President and Chief Executive Officer
Principal Executive Officer